SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549
                       -----------------------------------

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               January 19, 1999

                            BANKAMERICA CORPORATION
              (Exact name of registrant as specified in its charter)

                                  Delaware
         (State or other jurisdiction of incorporation or organization)

                                   1-6523
                           (Commission File Number)

                                 56-0906609
                       (IRS Employer Identification No.)

                             100 North Tryon Street
                           Charlotte, North Carolina
                     (Address of principal executive offices)

                                    28255
                                 (Zip Code)

                               (704) 386-5000
              (Registrant's telephone number, including area code)


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     ITEM 5.  OTHER EVENTS.

     Release of Fourth Quarter Earnings. On January 19, 1999, BankAmerica Corporation, the registrant (the "Registrant"), announced financial results for the fourth quarter of fiscal 1998, reporting operating earnings of $1.60 billion and operating earnings per common share of $.92 ($.91 diluted). As a result of a $441 million after-tax charge to cover costs associated with the merger of NationsBank Corporation and BankAmerica Corporation, net income for the fourth quarter of fiscal 1998 was $1.16 billion, or $.67 ($.66 diluted) per share. A copy of the press release announcing the results of the Registrant's fiscal quarter ended December 31, 1998 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits.

              The following exhibits are filed herewith:

     EXHIBIT NO.       DESCRIPTION OF EXHIBIT

         99.1 Press Release dated January 19, 1999 with respect to the Registrant's financial results for the fiscal quarter ended December 31, 1998.

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      BANKAMERICA CORPORATION



                                      By:  /s/ Marc D. Oken
                                         -----------------------------------
                                               Marc D. Oken
                                               Executive Vice President and
                                               Principal Financial Executive




Dated:     January 21, 1999

Exhibit No.       Description of Exhibit
-----------       ----------------------

   99.1 Press Release dated January 19, 1999 with respect to the Registrant's financial results for the fiscal quarter ended December 31, 1998.